Related Party Transactions	12 Months Ended
Dec. 31, 2018
Related Party Transactions [Abstract]
Related Party Transactions
Related Party Transactions

Certain directors, executive officers and companies with which they are affiliated are customers of, and have banking transactions with, the Bank in the ordinary course of business. These loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable arms-length transactions. A summary of loan transactions with directors, including their affiliates, and executive officers follows:

	Years Ended December 31,
	2018	2017	2016
Balance, Beginning of Period	$94,292	$141,972	$181,738
New Loans	674	1,078	66,269
Less Loan Payments	(62,005)	(48,758)	(106,035)
Balance, End of Period	$32,961	$94,292	$141,972

Loans to all employees, officers, and directors of the Company, in the aggregate constituted approximately 3.9% and 4.6% of the Company’s total shareholders' equity at December 31, 2018 and 2017, respectively.  Deposits from executive officers and directors of the Company and the Bank and their related interests were approximately $14.9 million at $14.0 million at December 31, 2018 and 2017 and have substantially the same terms, including interest rates, as those prevailing at the time with other non-related depositors.

(19)         Related Party Transactions, Continued

The Company leased office space from a related party during the years ended December 31, 2018, 2017 and 2016. The lease is with a company in which the related party, who is a director of the Company, has an ownership interest.  The Company incurred rent expense of $85,000, $83,000 and $81,000 for the years ended December 31, 2018, 2017 and 2016, respectively, related to this lease.  Management is of the opinion that the transactions with respect to office rent were made on terms that are comparable to those which would be made with unaffiliated persons.